Exhibit 10.1

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Double asterisks denote omissions.

Execution Version

AMENDMENT NO. 2 TO THE
LICENSE, MANUFACTURING AND SUPPLY AGREEMENT

This Amendment No. 2 to the License, Manufacturing and Supply Agreement (this “Amendment”) by and between Nektar Therapeutics, a Delaware corporation with offices at 455 Mission Bay Boulevard South, San Francisco, California 94158 (“Nektar”), successor by merger to Nektar Therapeutics AL, Corporation, an Alabama corporation, and Ophthotech Corporation, a Delaware corporation with offices at One Penn Plaza, Suite 1924, New York, NY 10119 (“Ophthotech”) is effective as of February 11th, 2015 (“Effective Date of Amendment No. 2”).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the License, Manufacturing and Supply Agreement (the “Agreement”) made effective as of September 30, 2006 by and between Nektar and (OSI) Eyetech, Inc. (“OSI”), as amended by the Amendment No. 1 to the Agreement effective as of April 5, 2012 by and between Nektar and Ophthotech.  Effective July 27, 2007, OSI assigned to Ophthotech all of OSI’s right, title and interest in and to the Agreement.  All references to Articles and Sections in this Amendment refer to Articles and Sections of the Agreement.

WHEREAS, Section 4.3 of the Agreement provides for Ophthotech to submit rolling forecasts and binding orders for REAGENT in full BATCH allocations of approximately [**] grams;

WHEREAS, the parties desire to provide for the development by Nektar on behalf of Ophthotech of a larger full BATCH allocation of approximately [**] grams;

WHEREAS, contemporaneously with this Amendment the parties have entered into that certain Scope of Work No. 1 (“SOW #1”) pursuant to which Nektar is to undertake a process validation campaign, including a stability study, for the large scale manufacture of the REAGENT, as provided in SOW #1; and

WHEREAS, the parties hereto desire to amend certain provisions of the Agreement relating to full BATCH allocation sizes and pricing of the REAGENT as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.                                      Amendments to Agreement.

(a)                                 Article 1 of the Agreement is amended to insert the following new definitions:

1.6.1 “COMMERCIAL REAGENT ORDER DATE” shall mean the date of OPHTHOTECH’s first purchase order to NEKTAR for REAGENT for use in the manufacture of OPHTHOTECH’s PRODUCT for commercial distribution.  Such purchase order shall be in full BATCH allocation for LARGE SCALE BATCHES.  OPHTHOTECH shall note on such purchase order that it memorializes the COMMERCIAL REAGENT ORDER DATE.

1.7.1 “COMPLETION DATE” shall mean the date to be mutually agreed by the parties in writing upon which the services performed by NEKTAR under SOW #1 (and any other scopes of work mutually agreed by the parties relating to process development of LARGE SCALE BATCHES) have been successfully completed such that LARGE SCALE BATCHES may be supplied by NEKTAR to OPHTHOTECH in compliance with the provisions of this AGREEMENT and the QUALITY AGREEMENT.

1.31.1 “LARGE SCALE BATCH” shall mean a NEKTAR full BATCH allocation of REAGENT of approximately [**] grams.

1.64.1 “SMALL SCALE BATCH” shall mean a NEKTAR full BATCH allocation of REAGENT of approximately [**] grams.

(b)                                 Section 1.4 of the Agreement is hereby amended to read in its entirety as follows:

“1.4 “BATCH” or “BATCHES” shall mean SMALL SCALE BATCHES and/or LARGE SCALE BATCHES, as indicated by the context.”

(c)                                  Section 4.3 is hereby amended to read in its entirety as follows:

“4.3 Minimum Purchases and Rolling Forecast.  As soon as practicable after the FIRST AMENDMENT DATE the PARTIES shall mutually agree upon the minimum purchase requirements of OPHTHOTECH for the REAGENT for the [**] CALENDAR QUARTERS immediately following the FIRST AMENDMENT DATE.  OPHTHOTECH shall, at least [**] days prior to the commencement of the [**] and each CALENDAR QUARTER following the FIRST AMENDMENT DATE, furnish NEKTAR with a rolling forecast of its requirements of the REAGENT during the forthcoming [**] CALENDAR QUARTERS, with the required quantities for the first [**] CALENDAR QUARTERS to be a binding order for supply of the REAGENT and the forecast for the remaining [**] CALENDAR QUARTERS to be an estimate only.  Prior to the COMPLETION DATE these quantities shall be in full BATCH allocations for SMALL SCALE BATCHES.  Commencing with the COMPLETION DATE and terminating on the COMMERCIAL REAGENT ORDER DATE, these quantities shall be in full BATCH allocations for SMALL SCALE BATCHES, LARGE SCALE BATCHES, or a combination of SMALL SCALE BATCHES and LARGE SCALE BATCHES, in the discretion of OPHTHOTECH.  Following the COMMERCIAL REAGENT ORDER DATE, all OPHTHOTECH rolling forecasts shall be in full BATCH allocations only for LARGE SCALE BATCHES.  Notwithstanding the foregoing, (a) NEKTAR shall only be bound to supply

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up to [**] percent ([**]%) of the initial forecast for any CALENDAR QUARTER.  In the event that OPHTHOTECH’s forecast exceeds [**] percent ([**]%) of the initial forecast for any CALENDAR QUARTER, then the PARTIES will meet in good faith to discuss how NEKTAR can meet the revised forecast, and (b) in no event shall OPHTHOTECH purchase less than [**] percent ([**]%) of the initial forecast for any CALENDAR QUARTER.”

(d)                                 Section 4.4 is hereby amended to add the following language at the end of the existing Section 4.4:

“Prior to the COMPLETION DATE all OPHTHOTECH purchase orders shall be in full BATCH allocations for SMALL SCALE BATCHES.  Commencing with the COMPLETION DATE and terminating on the COMMERCIAL REAGENT ORDER DATE, all OPHTHOTECH purchase orders shall be in full BATCH allocations for SMALL SCALE BATCHES, LARGE SCALE BATCHES, or a combination of SMALL SCALE BATCHES and LARGE SCALE BATCHES, in the discretion of OPHTHOTECH.  Following the COMMERCIAL REAGENT ORDER DATE, all OPHTHOTECH purchase orders shall be in full BATCH allocations only for LARGE SCALE BATCHES.”

(e)                                  A new Section 4.4.4 is added to the Agreement to read in its entirety as follows:

“4.4.4.  OPHTHOTECH agrees to limit the quantities of REAGENT ordered from NEKTAR to those necessary for (a) the production of PRODUCT during the [**] month period following the delivery dates specified in OPHTHOTECH’s purchase orders; plus (b) the maintenance by OPHTHOTECH (under OPHTHOTECH’s control at a non-NEKTAR facility) of a reasonable quantity of safety stock of REAGENT to be determined by OPHTHOTECH, in each case ((a) and (b)) rounded up to the NEKTAR LARGE SCALE BATCH allocation.  The parties recognize that the process of determining OPHTHOTECH’s requirements of REAGENT for use in the production of PRODUCT and for the safety stock is a subjective one based on estimates of market demand which may be proven by actual market demand not to be accurate.  OPHTHOTECH will not be in breach of the foregoing merely because it overestimates market demand for PRODUCT in good faith from time to time, resulting in a temporary excess inventory of REAGENT.  If at any time OPHTHOTECH experiences a temporary excess inventory of REAGENT which causes OPHTHOTECH to materially reduce its forecasts or orders of REAGENT, then upon the written request of NEKTAR, OPHTHOTECH agrees to make available to NEKTAR OPHTHOTECH’s forecasts of market demand for the PRODUCT and other relevant OPHTHOTECH documents and records which caused OPHTHOTECH to experience an excess inventory of

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REAGENT, so that NEKTAR may confirm the good faith basis for OPHTHOTECH’s estimates of market demand for the PRODUCT.”

(f)                                   Section 7.5.1 and Section 7.5.2 are hereby amended to read in their entirety as follows:

“7.5.1.  OPHTHOTECH shall pay to NEKTAR for the supply of the REAGENT shipped complying with the SPECIFICATIONS and GMP, the prices in DOLLARS per unit of REAGENT set forth in Part C of SCHEDULE III (“PURCHASE PRICE”).  As of January for each year commencing with January of 2015, the initial annual PURCHASE PRICE shall be based upon the quantity of grams to be shipped during that year per the binding forecast and purchase orders then in the possession of NEKTAR as of December of the prior year pursuant to Section 4.3 and Section 4.4.  This price shall be used for shipments from January 1st through [**] of the applicable year.  On [**], the total grams of REAGENT to be shipped for the year to OPHTHOTECH (which will include purchase orders received by NEKTAR from OPHTHOTECH and OPHTHOTECH’s binding forecast for the [**] calendar quarters) will be calculated.  If the total binding quantity of grams to be shipped for the year fall to a lower quantity tier as set forth in Part C of SCHEDULE III, then an invoice to OPHTHOTECH will be generated based upon the total grams shipped as of [**] multiplied by the difference between the initial annual PURCHASE PRICE and the lower quantity tier price.  If the total binding quantity of grams to be shipped for the year rise to a higher quantity tier as set forth in Part C of SCHEDULE III, then either a credit memo or refund payment (to be mutually agreed) will be issued to OPHTHOTECH based upon the total grams shipped as of [**] multiplied by the difference between the initial annual PURCHASE PRICE and the higher quantity tier price.  As of December 31st of the applicable year, the final annual PURCHASE PRICE will be determined based on actual shipments made during that year and any differences between the final annual PURCHASE PRICE and the amounts previously invoiced will be either invoiced or credited to OPHTHOTECH as applicable.  Any failure solely on the part of NEKTAR to ship during that year, as required by the applicable purchase orders or the binding forecast, shall be counted as an actual shipment made during that year for the purposes of the determination of the final annual PURCHASE PRICE.

7.5.2.  During [**] of each year commencing with [**] of 2015, NEKTAR shall adjust the PURCHASE PRICE for the following calendar year as follows: (a) [**], (b) Documented increases and decreases in NEKTAR’s cost of purchasing the raw PEGylation component known as [**] that exceed the adjustment to the PURCHASE PRICE provided in (a) shall [**].  NEKTAR agrees to provide to OPHTHOTECH such additional documentation as may be reasonably requested by OPHTHOTECH substantiating any such increase or decrease in the PURCHASE PRICE,

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provided that nothing in this Section 7.5.2 shall require NEKTAR to disclose to OPHTHOTECH any THIRD PARTY confidential information in breach of a legally-binding confidentiality obligation of NEKTAR to such THIRD PARTY.  NEKTAR shall notify OPHTHOTECH in writing of the adjustments made, the basis for each adjustment, and the amount of the adjusted PURCHASE PRICE for the following calendar year prior to [**] of each year.  In the event that OPHTHOTECH disputes in writing any adjustment made by NEKTAR the parties will promptly appoint representatives to resolve the dispute.  As used in this AGREEMENT, [**]”

(g)                                  Part C of Schedule III is hereby amended to read in its entirely as follows:

“C.  REAGENT PRICES.  Pursuant to Section 7.5.1, OSI will pay to NEKTAR the following prices for the REAGENT under this AGREEMENT:

Total grams purchased during calendar year	Price per Gram (U.S. DOLLARS)
Less than [**]kg	[**]
Equal to or greater than [**]kg and less than [**]kg	[**]
Equal to or greater than [**]kg and less than [**]kg	[**]
Equal to or greater than [**]kg and less than [**]kg	[**]
Equal to or greater than [**]kg and less than [**]kg	[**]
Equal to or greater than [**]kg and less than [**] kg	[**]
Equal to or greater than [**]kg	[**]

The prices in the immediately preceding table shall become effective as of the Effective Date of Amendment No. 2 and shall remain in effect, and be subject to adjustment, as provided for in Section 7.5.2.”

2.                                      Miscellaneous.  The parties hereto hereby confirm and agree that, except as amended hereby, the Agreement remains in full force and effect and is a binding obligation of the parties hereto.  This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their duly authorized representatives as of the Effective Date of Amendment No. 2.

OPHTHOTECH CORPORATION		NEKTAR THERAPEUTICS

By:	/s/ Douglas Brooks	By:	/s/ Maninder Hora

Name:	Douglas Brooks	Name:	Maninder Hora

Title:	VP Manufacturing Development	Title:	Sr VP, Pharm Dev & Mfg Ops

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SCOPE OF WORK #l

This Scope of Work No. 1 (“SOW #1”) is entered into as of February 18, 2015 (the “Effective Date of SOW #1”) by and between Nektar Therapeutics, a Delaware corporation and successor to Shearwater Corporation (“NEKTAR”) and Ophthotech Corporation, a Delaware corporation (“OPHTHOTECH”) pursuant to that License, Manufacturing and Supply Agreement dated September 30, 2006, as amended by Amendment No. 1 to License, Manufacturing and Supply Agreement effective as of April 5, 2012 (collectively, the “AGREEMENT”) between the PARTIES.  This SOW #1 incorporates all the terms and conditions of the Agreement, and describes the Services to be provided by NEKTAR to OPHTHOTECH for the fees set forth herein.  Capitalized terms used in this SOW #1 and not defined herein shall have the meanings ascribed in the Agreement.

Nektar Project Code:
50000050

Services:

Following receipt by NEKTAR of the OPHTHOTECH Purchase Order for such Services, NEKTAR will undertake the Process Demonstration and Validation Campaigns including a stability study in accordance with the Stability Synopsis, attached hereto as Attachment 1, for large scale PEG2NHS40K manufactured by NEKTAR and sold to OPHTHOTECH pursuant to the AGREEMENT for use in the production of Fovista and/or research purpose.

Validation Campaign Key Deliverables:

Project Duration For Demonstration and Validation Campaigns: [**] months, to commence upon receipt by NEKTAR of OPHTHOTECH’s Purchase Order

Process assessment reports per stage (one intermediate and final product)

Master Batch Records including packaging with new Product Codes (one intermediate and final product)

Validation Protocols and Reports to include comparability assessment per stage (one intermediate and final product)

Approximately [**] g of PEG2NHS40K engineering batch, produced in the demonstration campaign, manufactured and tested under cGMP conditions.

[**] validation batches of PEG2NHS40K, approximately [**] g each, produced during the process validation campaign, manufactured and tested under cGMP conditions.

Quality Target for the engineering and validation batches: Per proposed acceptance criteria for optimized large scale process for PEG2NHS40K (Attachment 2 and Attachment 3)

Batch Certificate (including Certificate of Analysis, CoA)

BSE/TSE certificate

The engineering and [**] validation batches for large scale PEG2NHS40K will only be released after all executed batch records, all validation reports, and CoA for large scale PEG2NHS40K have been reviewed and released by Nektar Therapeutics QA.

Shipment of the batches shall have less than [**]% of its initial shelf-life as of the completion of its manufacture remaining.

Stability Study Key Deliverables

Stability program for PEG2NHS40K including [**]-cycle freeze/thaw study per ICH guidelines (Attachment 1)

Project Manager:

[**]

Time Frame:

The term of this SOW #1 shall commence on the Effective Date of SOW #1 and shall continue until Services are completed.

Project Pricing Detail:

Project Price Summary Cost Estimates:

ARTICLE I.  Price Summary

PEG2NHS40K Large Scale Demonstration Campaign

Production preparation, process optimization including reports
Stability study including freeze/thaw	[**]
Engineering batch per cGMP(a),(b)	[**]
Subtotal (USD)	[**]

PEG2NHS40K Large Scale Validation Campaign

[**] validation batches per cGMP(a),(b),(c)	[**]
Subtotal (USD)	[**]
Project Total Price (USD)	[**]

(a) Pricing assumption at [**] g per batch at $[**]/g for volume equal to or greater than [**] kg for 2015.
(b) Shipment upon QA release and finalization of validation report.
(c) Invoice at time of shipment for each batch based on actual grams shipped at the price per gram per the applicable pricing tier.

Payment(s) and Schedule For PEG2NHS40K Large Scale Demonstration Campaign including Reports:

Initial payment of [**]% of the total price at time of the Purchase Order

Another [**]% of the total price at time of the completion of process assessment report for the intermediate

Another [**]% of the total price at time of the completion of process assessment report for the large scale PEG2NHS40K

Another [**]% of the total price at time of the completion of validation manufacturing process and reporting for the intermediate

Another [**]% of the total price at time of the completion of validation manufacturing process and reporting for large scale PEG2NHS40K

The balance will be invoiced upon QA release of the large scale PEG2NHS40K demonstration and validation batches

Invoices will be issued by NEKTAR whenever a payment is due from OPHTHOTECH for Production Preparation and Process Optimization.  Full payment shall be made by OPHTHOTECH to NEKTAR within [**] days of receipt of each of NEKTAR’s invoices.  All payments to NEKTAR shall be made by wire transfer payable to NEKTAR’s bank and bank account noted below (or to such other bank or bank account of which NEKTAR shall notify OPHTHOTECH in writing from time to time).  NEKTAR shall reference OPHTHOTECH’s Purchase Order number on any and all NEKTAR invoices associated with this SOW #1.  NEKTAR shall not commence Services pursuant to this SOW #1 until NEKTAR has received OPHTHOTECH’s corresponding Purchase Order.

Nektar Tax ID # 94-3134940
Nektar Bank Account Information:
[**]
Account No. [**]
Routing No. [**]
Swift Code (international wires) [**]

All payments by OPHTHOTECH shall reference the NEKTAR invoice number.

This SOW #1 may be executed in separate counterparts, and by facsimile or electronically, each of which when so executed and delivered shall be a legally-binding original and all such counterparts shall together constitute one and the same instrument, binding on all PARTIES, notwithstanding that each of the PARTIES may have signed different counterparts.  The PARTIES agree that delivery of an executed counterpart signature hereof by facsimile transmission, by electronic mail in “portable document format” (“.pdf’) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature.

IN WITNESS WHEREOF, the authorized representatives of the PARTIES have executed this SOW #1 as of the Effective Date of SOW #1.

NEKTAR THERAPEUTICS		OPHTHOTECH CORPORATION

Signature:	/s/ Maninder Hora	Signature:	/s/ David Guyer
Print Name: Maninder Hora		Print Name: David Guyer
Title: Sr VP, Pharm Dev & Mfg Ops		Title: CEO

Attachment 1

Stability Synopsis

Time (month)
Conditions	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]° C	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]° C	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]° C/[**]%RH	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]

Freeze Thaw Study

Conditions	[**]	[**]	[**]	[**]
[**]° C	[**]	[**]	[**]	[**]

Freeze-Thaw stability samples will be removed from the [**]°C chamber per defined schedule, labeled appropriately and allowed to warm to room temperature on laboratory bench (minimum [**], maximum [**]).  Samples will then be returned to the [**]°C chamber for a minimum of [**].  All freeze-thaw samples will be tested in the same analytical sequence.

PACKAGING REQUIREMENTS

Samples will be packaged as described below.  The samples will be packaged under Argon and stored under argon atmosphere.

Primary Container	[**]

Secondary Container	[**]

TEST LIST and ACCEPTANCE CRITERIA

Stability samples will be tested per the methods outlined.  All methods used in this study will be evaluated per the proposed acceptance criteria for optimized large scale process.  Stability data will be evaluated based on the typical ranges for the product and summarized in the final stability report.  A stability protocol will be issued for this study.

Ref	Document	Title
1	N/A	Determination of appearance and color
2	H-PAM-0158	The Determination of the Molecular Weight & PDI and Impurities of PEG2NHS40KP/E by GFC

Ref	Document	Title
3	H-PAM-0161	The Determination of [**] in PEG2NHS40KP/E

Attachment 2

Large Scale Optimized Process Validation Proposed Acceptance Criteria
(mBTC Intermediate)

Parameters	Ophthotech Small Scale Specifications	Small Scale (In Process Control)	Large Scale Optimized Process Validation Proposed Acceptance Criteria	Remark
% Substitution	[**]	[**]	[**]
IPA-BTC	[**]	[**]	[**]
Mn	[**]	[**]	[**]
Polydispersity	[**]	[**]	[**]	[**]
Identity by NMR	[**]	[**]	[**]
Appearance	[**]	[**]	[**]
Color	[**]	[**]	[**]
Additional Notes	[**]	[**]	[**]

Attachment 3

Large Scale Optimized Process Validation Proposed Acceptance Criteria
(PEG2NHS40K Final Product)

Parameters	Ophthotech Small Scale Specifications	Large Scale SPC Data (Average Value Per Current Process)	Large Scale Optimized Process Validation Proposed Acceptance Criteria	Remark
Appearance	[**]	[**]	[**]	[**]
Color	[**]	[**]	[**]	[**]
Identity NMR	[**]	[**]	[**]	[**]
Molecular Weight (GPC)	[**]	[**]	[**]	[**]
Polydispersity	[**]	[**]	[**]	[**]
% purity	[**]	[**]	[**]	[**]
Impurities	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
Total Impurities	[**]	[**]	[**]	[**]
Organic Volatile Impurities	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]

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Parameters	Ophthotech Small Scale Specifications	Large Scale SPC Data (Average Value Per Current Process)	Large Scale Optimized Process Validation Proposed Acceptance Criteria	Remark
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]		[**]	[**]
[**]	[**]	[**]	[**]	[**]
Endotoxin	[**]	[**]	[**]	[**]
Extended Characterization
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]

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OPHTHOTECH

Purchase Order

PO #:	01-0261
PO Date:	17 February 2015
Contact:	[**]
Phone:	[**]
Code:	7611.06

To:	Invoice

Nektar Therapeutics	Ophthotech Corp.
[**] Contracts Administration	214 Carnegie Center, Suite 302
1112 Church Street	Princeton, NJ 08540
Huntsville, AL 35801
Phone: [**]	[**]
Tel: [**]
Fax: [**]

Per SOW #1 and the 2015 pricing letter (dated 05Dec14) and the September 30, 2006 License,Manufacturing and Supply agreement between Nektar Therapeutics and OSI Eyetech, as now assigned to Ophthotech Corporation (as amended).

Invoices submitted against this PO will be paid within [**] days of receipt.

Item	Quantity	Description	Unit Price	Total Price
PEG2NHS40K Large Scale Demonstration Campaign

1	1	Production, Preparation, process optimization including reports	[**]	[**]
		Stability Study including freeze/thaw	[**]	[**]
2	[**] g	Engineering batch per cGMP

Shipment upon QA release and finalization of validation report.

PEG2NHS40K Large Scale Validation Campaign

3	[**]g	Validation Batches per cGMP	[**]	[**]

Shipment upon QA release and finalization of validation report.

Invoice at time of shipment for each batch based on actual grams shipped at the price per gram per the applicable pricing tier.

1. Please send two copies of your invoice.			Subtotal	$ [**]
2. Enter this order in accordance with the prices, terms, delivery dates, and specifications listed above.			Tax
3. Please notify us immediately if you are unable to ship/deliver as specified.			Total	$ [**]

Authorized Signature(s)	/s/ David Guyer
Name/Title	David Guyer, CEO
Date:	17 February 2015

This order is not valid unless it is signed. Please acknowledge receipt of this order.

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AMENDMENT NO. 3 TO THE
LICENSE, MANUFACTURING AND SUPPLY AGREEMENT

This Amendment No. 3 to the License, Manufacturing and Supply Agreement (this “Amendment”) by and between Nektar Therapeutics, a Delaware corporation with offices at 455 Mission Bay Boulevard South, San Francisco, California 94158 (“Nektar”), successor by merger to Nektar Therapeutics AL, Corporation, an Alabama corporation, and Ophthotech Corporation, a Delaware corporation with offices at One Perm Plaza, Suite 1924, New York, NY 10119 (“Ophthotech”) is effective as of April 27, 2015 (“Effective Date of Amendment No. 3”).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the License, Manufacturing and Supply Agreement (the “Agreement”) made effective as of September 30, 2006 by and between Nektar and (OSI) Eyetech, Inc. (“OSI”), as amended by the Amendment No. 1 to the Agreement effective as of April 5, 2012 by and between Nektar and Ophthotech and Amendment No. 2 to the Agreement effective as of February 11, 2015 between Nektar and Ophthotech.  Effective July 27, 2007, OSI assigned to Ophthotech all of OSI’s right, title and interest in and to the Agreement.  All references to Articles and Sections in this Amendment refer to Articles and Sections of the Agreement.

WHEREAS, the parties hereto desire to amend certain provisions of the Agreement relating to diligence obligations of Ophthotech.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.             Amendment to Agreement.  Section 3.7 is hereby amended by replacing each of the two occurrences of “December 31, 2016” with “June 30, 2018”, and by replacing “December 31, 2017” with “June 30, 2019”.

2.             Miscellaneous.  The parties hereto hereby confirm and agree that, except as amended hereby, the Agreement remains in full force and effect and is a binding obligation of the parties hereto.  This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed by their duly authorized representatives as of the Effective Date of Amendment No. 3.

OPHTHOTECH CORPORATION		NEKTAR THERAPEUTICS

By:	/s/ Michael G. Atieh	By :	/s/ Maninder Hora

Name:	Michael G. Atieh	Name:	Maninder Hora

Title:	Executive VP/Chief Financial	Title:	Sr. V.P., Pharm Dev. & Mfg Ops.
& Business Officer